THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2026

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT II
VARIABLE UNIVERSAL LIFE PLUS NY

This Supplement updates certain information in the most recent prospectus, initial summary prospectus, and updating summary prospectus, as applicable, for the above-referenced variable life policy and any supplements to the prospectus, initial summary prospectus, and updating summary prospectus (together the “Prospectuses”). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectuses remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectuses. We will send you another copy of any prospectus or supplements without charge upon request.
Reduction of Current Surrender Charge
Effective October 28, 2026, the current surrender charge is reduced to 0% for all Policy Years and Issue Ages. Accordingly, no surrender charge will be deducted upon surrender of the Policy or upon a change to Paid-Up Insurance. The Policy continues to provide for surrender charges and guaranteed maximum surrender charge rates as described in the Policy and Prospectus.
Update to Fees and Expenses
Effective October 28, 2026, the description of “Charges for Early Withdrawal” in the “Fees and Expenses” subsection of the “IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY” section is deleted in its entirety and replaced with the following:
FEES AND EXPENSES	Cross- Reference(s) to Location in Prospectus
Charges for Early Withdrawals
If you surrender your Policy (or if you change your Policy to Paid-up insurance)
in the first ten Policy Years you will be assessed a surrender charge. The current surrender charge is 0%.
Withdrawals are subject to a $25 service charge (currently waived) for each withdrawal request.
Fee and Expense Tables – Transaction Fees (Surrender Charge and Withdrawal Fee) Also see Information About the Policy – Other Benefits Available Under the Policy (Paid-Up Insurance)

Update to Transaction Fees
Effective October 28, 2026, the description of “Surrender Charge,” “Maximum Charge,” “Minimum Charge,” and “Charge for Insured Issue Age 35” in the “Transaction Fees” subsection of the “Fee and Expense Tables” section are deleted in their entirety and replaced with the following:
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Maximum Charge	Current Charge
Surrender Charge[3]	Upon surrender or change to paid-up insurance during the first ten Policy Years
Maximum Charge[4]		Same as current charge	0% in Policy Years 1-5 of the Target Premium, grading down monthly in Policy Years 6-10 to 0%
Minimum Charge[5]		Same as current charge	0% in Policy Years 1-5 of the Target Premium, grading down monthly in Policy Years 6-10 to 0%
Charge for Insured Issue Age 35	Same as current charge	0% in Policy Years 1-5 of the Target Premium, grading down monthly in Policy Years 6-10 to 0%
This Supplement is dated October 27, 2026.